Restructuring, Impairment and Disposal Charges	12 Months Ended
Nov. 03, 2019
Restructuring and Related Activities [Abstract]
Restructuring, Impairment and Disposal Charges
Restructuring Charges
The following is a summary of significant restructuring expense recognized in continuing operations, primarily in operating expenses:

•
During fiscal year 2019, we initiated cost reduction activities associated with the CA Merger. As a result, we recognized $740 million of restructuring expense primarily related to employee termination and lease and other exit costs during fiscal year 2019. We expect these restructuring activities to be substantially completed by the end of fiscal year 2020.

•
During fiscal year 2018, we initiated cost reduction activities associated with the Brocade Merger. As a result, we recognized $2 million and $176 million of restructuring expense in fiscal years 2019 and 2018, respectively. These charges primarily related to employee termination costs. We have substantially completed the restructuring activities related to the acquisition of Brocade.

•
In connection with cost reduction activities associated with the acquisition of BRCM, we recognized $4 million, $50 million and $124 million of restructuring expense in fiscal years 2019, 2018 and 2017, respectively. These restructuring expenses primarily related to lease and other exit costs for fiscal years 2019 and 2018 and employee termination costs for fiscal year 2017. We have substantially completed the restructuring activities related to the acquisition of BRCM.

	Employee Termination Costs	Lease and Other Exit Costs	Total

	(In millions)
Balance as of October 30, 2016	$116	$35	$151
Restructuring charges (a)	86	43	129
Utilization	(174)	(61)	(235)
Balance as of October 29, 2017	28	17	45
Restructuring charges (a)	153	75	228
Utilization	(165)	(86)	(251)
Balance as of November 4, 2018	16	6	22
Liabilities assumed from CA	29	38	67
Restructuring charges	586	160	746
Utilization	(562)	(165)	(727)
Balance as of November 3, 2019 (b)	$69	$39	$108
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(a)
Included $2 million and $5 million of restructuring charges related to discontinued operations recognized during fiscal years 2018 and 2017, respectively, which was included in loss from discontinued operations in our consolidated statements of operations.

(b)
The majority of the employee termination costs balance is expected to be paid within the first half of fiscal year 2020. The majority of the leases and other exit costs balance is expected to be paid through the fiscal year ending November 2, 2025.

Impairment and Disposal Charges
During fiscal year 2019, impairment and disposal charges of $67 million primarily related to property, plant and equipment. During fiscal year 2018, impairment and disposal charges of $13 million primarily related to leasehold improvements. During fiscal year 2017, impairment and disposal charges of $56 million related to property, plant and equipment and IPR&D projects acquired in the BRCM acquisition.